Renaissance Mortgage Acceptance Corp. 2003-4

Home Equity Loan Asset-Backed Certificates, Series 2003-4

Marketing Materials

$470,013,000 (Approximate)

Renaissance Mortgage Acceptance Corp.

Depositor

Ocwen Federal Bank FSB

Servicer

Delta Funding Corporation

Seller

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

November 18, 2003

Renaissance Mortgage Acceptance Corp. 2003-4

Home Equity Loan Asset-Backed Certificates, Series 2003-4

$470,013,000 (Approximate)

Subject to a +/- 10% Variance

Publicly Offered Certificates

	Principal	Tranche	WAL (Yrs)	Pmt Window	Assumed Final	Expected Ratings
Class (1,2,3)	Amount ($)	Type	Call/Mat (4)	(Mos) Call/Mat(4)	Maturity	S&P	Moody’s	Fitch
A-1	195,938,000	Floating Rate Senior	2.98 / 3.22	1-99 / 1-215	March 2033	AAA	Aaa	AAA
A-2	129,937,000	Floating Rate Senior	1.50 / 1.50	1-39/ 1-39	March 2033	AAA	Aaa	AAA
A-3	66,000,000	Floating Rate Senior	5.90 / 6.61	39-99 / 39-215	March 2033	AAA	Aaa	AAA
M-1	30,875,000	Floating Rate Sub	5.51 / 6.05	38-99 / 38-175	March 2033	AA	Aa2	AA
M-2	24,938,000	Floating Rate Sub	5.50 / 5.95	37-99 / 37-157	March 2033	A	A2	A
M-3	7,125,000	Floating Rate Sub	5.50 / 5.83	37-99 / 37-132	March 2033	A-	A3	A-
M-4	5,700,000	Floating Rate Sub	5.50 / 5.70	37-99 / 37-120	March 2033	BBB+	Baa1	BBB+
M-5	4,750,000	Floating Rate Sub	5.47 / 5.50	37-99 / 37-107	March 2033	BBB	Baa2	BBB
M-6	4,750,000	Floating Rate Sub	5.04 / 5.04	37-91 / 37-91	March 2033	BBB-	Baa3	NR
S (5)	336,458,333	Interest Only Senior	N/A	N/A	Feb 2006	AAA	Aaa	AAA
Total	470,013,000

(1)

The certificate principal balances shown in the table above are subject to final rating agency approval and to a +/- 10% variance.

(2)

The Offered Certificates are subject to a 10% Clean-up Call (as described herein).  After the first distribution date on which the Clean-up Call is exercisable, the related margin on each class of the Class A Certificates will double and the related margin on the Class M-1, the Class M-2, the Class M-3, the Class M-4, the Class M-5 and the Class M-6 Certificates will increase by 1.5 times.

(3)

See “Net WAC Rate” herein.

(4)

See “Pricing Prepayment Speed” herein.

(5)

 The Class S Certificates are a class of interest-only certificates and are not entitled to any principal payments.  They will accrue interest at a rate of 3 .00%  per annum from the 1st Distribution Date up to and including the 26th Distribution Date on a notional balance amount equal to the lesser of (i) the applicable amount as set forth in the Class S  Notional Amount Schedule herein and (ii) the aggregate principal balance of the Mortgage Loans.  The Class S Certificates will not receive any payments after the 26th Distribution Date.

Seller:

Delta Funding Corporation (“Delta”).

Depositor:

Renaissance Mortgage Acceptance Corp.

Servicer:

Ocwen Federal Bank FSB (“Ocwen”).

Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

Citigroup Global Markets Inc.

Dealer:

Freidman, Billings and Ramsey Group, Inc.

Trustee/Custodian:

Wells Fargo Bank Minnesota, National Association (“Wells Fargo”).

Rating Agencies:

Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Rating Services (“S&P”) and, other than the Class M-6 Certificates, Fitch Ratings (“Fitch”).

Statistical Calculation Date:

The close of business on October 31, 2003.

Cut-off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) December 1, 2003.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Pricing Date:

On or about the week of November 17, 2003.

Closing Date:

On or about December 29, 2003.

Settlement Date:

On or about December 29, 2003.

Distribution Date:

The 25th day of each month (or the next succeeding business day) commencing in January 2004.

Offered Certificates:

The “Senior Certificates” will consist of the Class A-1, the Class A-2 and the Class A-3 Certificates (collectively, the “Class A Certificates”) and the Class S Certificates.  The “Subordinate Certificates” will consist of the Class M-1, the Class M-2, the Class M-3, the Class M-4, the Class M-5 and the Class M-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Accrued Interest:

The Offered Certificates (other than the Class S Certificates) will settle with no accrued interest.  The Class S Certificates will settle with accrued interest.  The price to be paid by investors for the Class S Certificates will include accrued interest from December 1, 2003, up to, but not including, the Settlement Date ([28] days).

Interest Accrual Period:

The interest accrual period with respect to Offered Certificates (other than the Class S Certificates) for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period for the Class S Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:

It is anticipated that the Trust will qualify as one or more REMICs.

Registration:

The Offered Certificates will be available in book-entry form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:

The Offered Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.

Initial Mortgage Loans:

As the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein will be approximately $264,033,028, consisting of approximately (i) $222,232,970 of fixed-rate Mortgage Loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $41,800,059 of adjustable-rate Mortgage Loans (the “Initial Adjustable-Rate Mortgage Loans,” together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

Additional Mortgage Loans:

On or prior to the Closing Date, approximately $105,966,972 of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $89,190,943 of additional fixed-rate Mortgage Loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $16,776,028 of additional adjustable-rate Mortgage Loans (the “Additional Adjustable-Rate Mortgage Loans,” together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Pre-Funding Amount:

On the Closing Date, the Seller will deposit no more than $105,000,000 (the “Pre-Funding Amount”) into an account (the “Pre-Funding Account”).  Funds on deposit in the Pre-Funding Account will be used from time to time to acquire subsequent mortgage loans during the Pre-Funding Period, consisting of (i) approximately $88,476,116 of subsequent fixed-rate Mortgage Loans (the “Subsequent Fixed-Rate Mortgage Loans”) and (ii) approximately $16,523,884 of subsequent adjustable-rate Mortgage Loans (the “Subsequent Adjustable-Rate Mortgage Loans,” together with the Subsequent Fixed-Rate Mortgage Loans, the “Subsequent Mortgage Loans”).  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

The “Pre-Funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000 and (ii) [January 29, 2004].

To the extent that the Trust does not fully use amounts on deposit in the Pre-Funding Account to purchase Subsequent Mortgage Loans by [January 29, 2004], the Trust will apply the remaining amounts as a prepayment of principal to the Class A Certificates on the Distribution Date in [February 2004].  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Class A Certificates from amounts in the Pre-Funding Account.

Pricing Prepayment Speed:

The Offered Certificates were priced based on the following prepayment assumptions:

Fixed-rate mortgage loans:

23% HEP (2.3% CPR to 23% CPR over 10 months and 23% CPR thereafter)

Adjustable-rate mortgage loans:

28% CPR

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Adjusted Net Mortgage Rate:

The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Pass-Through Rate:

The “Pass-Through Rate” for any Interest Accrual Period on the Offered Certificates (other than the Class S Certificates) will be equal to the lesser of (i) One Month LIBOR plus the margin for such class and (ii) the Net WAC Rate.

The Pass-Through Rate for the 1st through the 26th Interest Accrual Periods on the Class S Certificates will be 3.00% per annum and for the 27th Interest Accrual Period and each Interest Accrual Period thereafter will be 0.00% per annum.

Net WAC Rate:

The “Net WAC Rate” for the Offered Certificates (other than the Class S Certificates) for any Interest Accrual Period is equal to (i) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans less (ii) the Pass-Through Rate for the Class S Certificates multiplied by a fraction equal to (a) the notional balance of the Class S Certificates divided by (b) the aggregate principal balance of the Mortgage Loans plus any remaining amounts in the Pre-Funding Account (the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net WAC Rate

Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Offered Certificates (other than the Class S Certificate) is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on LIBOR plus the applicable margin over (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into nine “Yield Maintenance Agreements” with [the counterparty] to make payments in respect of any Net WAC Rate Carryover Amounts on the Offered Certificates (other than the Class S Certificates) pro rata based on the aggregate certificate principal balance of the Offered Certificates.

Servicing Fee

and Reimbursements:

With respect to each Distribution Date, the Servicer will be entitled to a fee equal to 1/12 of the applicable percentage set forth below times the aggregate principal balance of the Mortgage Loans (the “Servicing Fee”), plus any reimbursable amounts.

Distribution Date	Servicing Fee
1-10	0.30%
11-24	0.40%
25-36	0.50%
37+	0.60%

Trustee Fee and

Reimbursements:

With respect to each Distribution Date, the Trustee will be entitled to a fee equal to 1/12 of [0.012]% of the aggregate principal balance of the Mortgage Loans (the “Trustee Fee”), plus any reimbursable amounts.

Credit Enhancement:

Credit enhancement for the Offered Certificates will consist of (i) Excess Interest (as defined below), (ii) overcollateralization and (iii) subordination.

Credit Enhancement

Percentages:

Initial Credit		Target Credit Enhancement
Enhancement		After Stepdown Date
Rating	Percent	Rating	Percent
A	[17.50]%	A	[35.00]%
M-1	[11.00]%	M-1	[22.00]%
M-2	[5.75]%	M-2	[11.50]%
M-3	[4.25]%	M-3	[8.50]%
M-4	[3.05]%	M-4	[6.10]%
M-5	[2.05]%	M-5	[4.10]%
M-6	[1.05]%	M-6	[2.10]%

Senior Enhancement

Percentage:

The “Senior Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Accounts.

Credit Enhancement

Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the certificates that are subordinate to the applicable certificates  and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Accounts.

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Offered Certificates at their respective Pass-Through Rates and (ii) the servicing and trustee fees paid in respect of the Mortgage Loans.

Overcollateralization

Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the sum of the aggregate principal balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account exceeds the aggregate certificate principal balance of the Offered Certificates after giving effect to the distribution of principal on that Distribution Date.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders then entitled to distributions of principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

Required

Overcollateralization

Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, [1.05]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date.

(ii)

on or after the Stepdown Date,  the greater of:

(a)

the lesser of:

(i)

[1.05]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date; and

(ii)

[2.10]% of the current aggregate principal balance of the Mortgage Loans;

(b) [0.50]% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (ii) the Pre-Funding Amount on the Closing Date (the “OC Floor”).

On any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) [4.20]% of the aggregate pool balance of the mortgage loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

Subordination Required

Overcollateralization

Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event is not in effect, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Delinquency Event:

A “Delinquency Event” shall have occurred and be continuing, if at any time, (i) the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans that are 60+ days delinquent (including Mortgage Loans in bankruptcy, foreclosure or REO properties) as of the last day of the related prepayment period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the last day of the related due period exceeds (ii) [42.00]% of the Senior Enhancement Percentage.

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and the initial Pre-Funding Amount) exceed the applicable percentages below during the related period of time:

Distribution Dates	Percentages
37-48	[2.40]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter
49-60	[3.90]% for the first month plus an additional 1/12th of [1.00]% for each month thereafter
61-72	[4.90 ]% for the first month plus an additional 1/12th of [0.50]% for each month thereafter
73-84	[5.40]% for the first month plus an additional 1/12th of [0.35]% for each month thereafter
85 and thereafter	[5.75]%

Stepdown Date:

The earlier to occur of

(i)    the Distribution Date on which the principal balance of the Class A

        Certificates has been reduced to zero and

(ii)   the later to occur of

  (x)   the Distribution Date occurring in January 2007 and

  (y)   the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [35.00]%.

Subordination

Increase Amount:

As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.

Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans is distributed to the Offered Certificates).

Allocation of Losses:

Losses not covered by other available credit enhancement will be allocated to the Subordinate Certificates in the reverse order of payment priority, first, to the Class M-6, second, to the Class M-5, third, to the Class M-4, fourth, to the Class M-3 Certificates, fifth, to the Class M-2 and sixth, to the Class M-1 Certificates.

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the servicer and trustee, the related fees;

2.

Concurrently, to the Class A and Class S Certificates, the related interest due, plus any related interest shortfall;

3.

Sequentially, to the Class M-1, the Class M-2, the Class M-3, the Class M-4, the Class M-5 and the Class M-6 Certificates, the related interest due;

4.

To the Class A Certificates, as described below, the Class A Principal Distribution Amount excluding any Subordination Increase Amount;

5.

Sequentially, to the Class M-1, the Class M-2, the Class M-3, the Class M-4, the Class M-5 and the Class M-6 Certificates, the related Principal Distribution Amount, excluding any Subordination Increase Amount;

6.

To the Offered Certificates (other than the Class S Certificates), the related Subordination Increase Amount, distributed as in priorities 4 and 5 above;

7.

Sequentially, to the Class M-1, the Class M-2, the Class M-3, the Class M-4, the Class M-5 and the Class M-6 Certificates, any interest and principal shortfalls;

8.

Sequentially, to the Class A Certifcates (pro rata), the Class M-1, the Class M-2, the Class M-3, the Class M-4, the Class M-5 and the Class M-6 Certificates, the related Net WAC Rate Carryover Amount;

9.

To the trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the servicer;

10.

To the residual certificates, any remaining amounts.

All distributions of principal to the Class A Certificates on any Distribution Date will be allocated among the classes of Class A Certificates as follows:  concurrently, to the Class A-1 Certificates, on the one hand, and to the Class A-2 Certificates and the Class A-3 Certificates on the other hand, on a pro rata basis based on the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date, on the one hand, and on the aggregate of the Certificate Principal Balances of the Class A-2 Certificates and the Class A-3 Certificates immediately prior to such Distribution Date, on the other hand.  Any distributions of principal allocated to the Class A-2 Certificates and the Class A-3 Certificates on any Distribution Date will be distributed first to the Class A-2 Certificates, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero, and second to the Class A-3 Certificates, until the Certificate Principal Balance of the Class A-2 Certificates has been reduced to zero.

Principal Distribution

Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Offered Certificates (other than the Class S Certificates) prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Class A  Principal

Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the certificate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [67.10]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Class M-1 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[80.10]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period, minus the OC Floor.

Class M-2 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)

the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[90.60]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-3 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)

the certificate principal balance of the Class M-3 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[93.60]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-4 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date, and

(v)

the certificate principal balance of the Class M-4 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[96.00]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-5 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and

(vi)

the certificate principal balance of the Class M-5 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[98.00]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

Class M-6 Principal

Distribution Amount:

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date,

(iv)

the certificate principal balance of the Class M-3 Certificates, after taking into account distributions of the Class M-3 Principal Distribution Amount for the applicable Distribution Date,

(v)

the certificate principal balance of the Class M-4 Certificates, after taking into account distributions of the Class M-4 Principal Distribution Amount for the applicable Distribution Date, and

(vi)

the certificate principal balance of the Class M-5 Certificates, after taking into account distributions of the Class M-5 Principal Distribution Amount for the applicable Distribution Date, and

(vii)

the certificate principal balance of the Class M-6 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[100.00]% of the balance of the Mortgage Loans as of the last day of the related due  period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

CLASS S NOTIONAL AMOUNT SCHEDULE

		Class S
Period	Date	Notional Amount
1	1/25/2004	$336,458,333
2	2/25/2004	$245,098,692
3	3/25/2004	$248,036,601
4	4/25/2004	$216,109,216
5	5/25/2004	$202,679,017
6	6/25/2004	$219,274,914
7	7/25/2004	$177,775,733
8	8/25/2004	$179,089,849
9	9/25/2004	$155,271,996
10	10/25/2004	$156,043,927
11	11/25/2004	$128,678,630
12	12/25/2004	$119,695,492
13	1/25/2005	$13,104,512
14	2/25/2005	$12,248,021
15	3/25/2005	$11,447,420
16	4/25/2005	$10,699,066
17	5/25/2005	$9,999,556
18	6/25/2005	$9,345,705
19	7/25/2005	$8,734,538
20	8/25/2005	$8,163,272
21	9/25/2005	$7,629,307
22	10/25/2005	$7,130,209
23	11/25/2005	$6,663,707
24	12/25/2005	$6,227,674
25	1/25/2006	$4,365,115
26	2/25/2006	$4,079,459
27	3/25/2006	$0

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Weighted Average Life Tables

Class A-1 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	16.80	5.48	2.98	1.91	1.27
MDUR (yr)	14.15	5.05	2.84	1.85	1.25
First Prin Pay	01/25/04	01/25/04	01/25/04	01/25/04	01/25/04
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	12/25/06

Class A-1 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	16.85	5.85	3.22	2.07	1.27
MDUR (yr)	14.19	5.34	3.05	1.99	1.25
First Prin Pay	01/25/04	01/25/04	01/25/04	01/25/04	01/25/04
Last Prin Pay	10/25/33	05/25/31	11/25/21	10/25/15	12/25/06

Class A-2 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	12.10	2.71	1.50	1.06	0.82
MDUR (yr)	10.83	2.62	1.47	1.04	0.81
First Prin Pay	01/25/04	01/25/04	01/25/04	01/25/04	01/25/04
Last Prin Pay	10/25/25	02/25/10	03/25/07	01/25/06	07/25/05

Class A-2 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	12.10	2.71	1.50	1.06	0.82
MDUR (yr)	10.83	2.62	1.47	1.04	0.81
First Prin Pay	01/25/04	01/25/04	01/25/04	01/25/04	01/25/04
Last Prin Pay	10/25/25	02/25/10	03/25/07	01/2506	07/25/05

Weighted Average Life Tables

Class A-3 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	26.05	10.92	5.90	3.60	2.16
MDUR (yr)	20.61	9.77	5.53	3.44	2.10
First Prin Pay	10/25/25	02/25/10	03/25/07	01/25/06	07/25/05
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	12/25/06

Class A-3 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	26.21	12.03	6.61	4.07	2.16
MDUR (yr)	20.71	10.58	6.12	3.85	2.10
First Prin Pay	10/25/25	02/25/10	03/25/07	01/25/06	07/25/05
Last Prin Pay	10/25/33	05/25/31	11/25/21	10/25/15	12/25/06

Class M- 1 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.29	10.16	5.51	4.26	3.87
MDUR (yr)	19.88	9.07	5.15	4.05	3.70
First Prin Pay	10/25/23	01/25/09	02/25/07	06/25/07	12/25/06
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	11/25/07

Class M-1 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.43	11.04	6.05	4.61	5.46
MDUR (yr)	19.96	9.70	5.60	4.36	5.12
First Prin Pay	10/25/23	01/25/09	02/25/07	06/25/07	12/25/06
Last Prin Pay	07/25/33	07/25/28	07/25/18	08/25/13	06/25/12

Weighted Average Life Tables

Class M-2 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.29	10.15	5.50	4.04	3.78
MDUR (yr)	17.62	8.55	4.97	3.75	3.53
First Prin Pay	10/25/23	01/25/09	01/25/07	03/25/07	06/25/07
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	11/25/07

Class M-2To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.42	10.92	5.95	4.34	4.02
MDUR (yr)	17.68	9.03	5.32	4.00	3.74
First Prin Pay	10/25/23	01/25/09	01/25/07	03/25/07	06/25/07
Last Prin Pay	05/25/33	09/25/26	01/25/17	08/25/12	02/25/10

Class M-3 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.29	10.16	5.50	3.96	3.51
MDUR (yr)	17.11	8.43	4.93	3.66	3.28
First Prin Pay	10/25/23	01/25/09	01/25/07	02/25/07	04/25/07
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	11/25/07

Class M-3 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.40	10.73	5.83	4.18	3.66
MDUR (yr)	17.16	8.78	5.17	3.84	3.40
First Prin Pay	10/25/23	01/25/09	01/25/07	02/25/07	04/25/07
Last Prin Pay	01/25/33	08/25/23	12/25/14	03/25/11	02/25/09

Weighted Average Life Tables

Class M-4 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.29	10.16	5.50	3.94	3.43
MDUR (yr)	15.28	7.96	4.76	3.55	3.13
First Prin Pay	10/25/23	01/25/09	01/25/07	02/25/07	03/25/07
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	11/25/07

Class M-4 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.36	10.52	5.70	4.07	3.52
MDUR (yr)	15.30	8.16	4.91	3.65	3.21
First Prin Pay	10/25/23	01/25/09	01/25/07	02/25/07	03/25/07
Last Prin Pay	11/25/32	01/25/22	12/25/13	07/25/10	08/25/08

Class M-5 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.28	10.11	5.47	3.90	3.35
MDUR (yr)	14.46	7.72	4.66	3.47	3.04
First Prin Pay	10/25/23	01/25/09	01/25/07	01/25/07	02/25/07
Last Prin Pay	04/25/32	12/25/18	03/25/12	05/25/09	11/25/07

Class M-5 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	25.29	10.17	5.50	3.92	3.37
MDUR (yr)	14.46	7.75	4.69	3.49	3.05
First Prin Pay	10/25/23	01/25/09	01/25/07	01/25/07	02/25/07
Last Prin Pay	07/25/32	02/25/20	11/25/12	10/25/09	02/25/08

Weighted Average Life Tables

Class M-6 To Call
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	24.98	9.38	5.04	3.60	3.16
MDUR (yr)	14.38	7.33	4.36	3.24	2.87
First Prin Pay	10/25/23	01/25/09	01/25/07	01/25/07	01/25/07
Last Prin Pay	11/25/31	11/25/17	07/25/11	12/25/08	07/25/07

Class M-6 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% HEP 0% CPR	11.5% HEP 14% CPR	23% HEP 28% CPR	34.5% HEP 42% CPR	46% HEP 56% CPR
WAL (yr)	24.98	9.38	5.04	3.60	3.16
MDUR (yr)	14.38	7.33	4.36	3.24	2.87
First Prin Pay	10/25/23	01/25/09	01/25/07	01/25/07	01/25/07
Last Prin Pay	11/25/31	11/25/17	07/25/11	12/25/08	07/25/07

Yield Maintenance Agreement Schedule and Strike Rates
For Class A-1 Certificates
	Class A-1 Notional Schedule ($)				Class A-1 Notional Schedule ($)				Class A-1 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	72,793,468	7.12605	9.50000	69	32,766,968	7.55508	9.50000
2	194,322,986	5.59068	9.50000	36	70,088,010	7.57947	9.50000	70	31,979,891	7.82081	9.50000
3	192,053,556	5.97406	9.50000	37	67,447,703	7.22179	9.50000	71	31,211,235	7.54974	9.50000
4	189,413,213	5.73819	9.50000	38	67,447,703	7.27643	9.50000	72	30,460,575	7.81533	9.50000
5	186,401,196	6.01485	9.50000	39	67,447,703	8.10740	9.50000	73	29,727,857	7.54446	9.50000
6	183,019,054	5.67707	9.50000	40	65,944,787	7.27244	9.50000	74	29,012,299	7.54185	9.50000
7	179,270,719	6.13920	9.50000	41	64,383,107	7.52972	9.50000	75	28,313,607	8.40061	9.50000
8	175,162,550	5.89348	9.50000	42	62,857,751	7.36011	9.50000	76	27,631,289	7.53669	9.50000
9	170,703,366	6.03071	9.50000	43	61,368,293	7.62131	9.50000	77	26,964,964	7.80195	9.50000
10	165,915,219	6.21716	9.50000	44	59,913,487	7.38387	9.50000	78	26,314,265	7.53161	9.50000
11	161,139,725	6.07368	9.50000	45	58,492,643	7.38152	9.50000	79	25,678,830	7.79674	9.50000
12	156,377,533	6.33771	9.50000	46	57,104,860	7.64184	9.50000	80	25,058,306	7.52661	9.50000
13	151,725,928	6.89628	9.50000	47	55,749,377	7.37711	9.50000	81	24,452,347	7.52413	9.50000
14	147,182,351	6.90026	9.50000	48	54,425,448	7.72966	9.50000	82	23,860,618	7.78907	9.50000
15	142,744,305	7.69735	9.50000	49	53,132,653	7.46306	9.50000	83	23,282,789	7.51924	9.50000
16	138,409,347	6.90768	9.50000	50	51,869,961	7.48670	9.50000	84	22,718,538	7.78405	9.50000
17	134,175,094	7.15818	9.50000	51	50,636,760	8.03468	9.50000	85	22,167,552	7.51443	9.50000
18	130,039,217	6.91445	9.50000	52	49,432,283	7.48143	9.50000	86	21,629,523	7.51205	9.50000
19	125,999,441	7.16486	9.50000	53	48,255,868	7.74501	9.50000	87	21,104,151	8.36787	9.50000
20	122,053,542	6.92062	9.50000	54	47,106,867	7.52334	9.50000	88	20,591,144	7.50735	9.50000
21	118,199,351	6.92349	9.50000	55	45,984,788	7.78796	9.50000	89	20,090,216	7.77186	9.50000
22	114,434,745	7.17378	9.50000	56	44,888,865	7.53146	9.50000	90	19,601,085	7.50273	9.50000
23	110,757,654	6.92886	9.50000	57	43,818,535	7.52872	9.50000	91	19,123,480	7.76713	9.50000
24	107,166,053	7.31973	9.50000	58	42,773,167	7.79353	9.50000	92	18,657,133	7.49818	9.50000
25	103,660,205	6.99189	9.50000	59	41,752,185	7.52351	9.50000	93	18,201,784	7.49594	9.50000
26	100,235,890	7.03354	9.50000	60	40,755,028	7.83562	9.50000	94	17,757,177	7.76018	9.50000
27	96,891,790	7.88592	9.50000	61	39,781,250	7.56392	9.50000	95	17,323,063	7.49151	9.50000
28	93,625,404	7.07347	9.50000	62	38,830,203	7.57440	9.50000	96	16,899,200	7.75564	9.50000
29	90,434,936	7.32498	9.50000	63	37,901,393	8.43640	9.50000	97	16,485,349	7.48716	9.50000
30	87,318,632	7.11597	9.50000	64	36,994,276	7.56879	9.50000	98	16,081,279	7.48502	9.50000
31	84,275,236	7.37036	9.50000	65	36,108,352	7.83488	9.50000	99	15,686,762	8.03344	9.50000
32	81,302,608	7.12862	9.50000	66	35,243,132	7.56325	9.50000
33	78,399,230	7.12752	9.50000	67	34,398,137	7.82919	9.50000
34	75,563,370	7.38064	9.50000	68	33,572,901	7.55779	9.50000

Yield Maintenance Agreement Schedule and Strike Rates
For Class A-2 Certificates
	Class A-2 Notional Schedule ($)				Class A-2 Notional Schedule ($)				Class A-2 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	6,793,097	7.32605	9.70000
2	128,321,994	5.79068	9.70000	36	4,087,653	7.77947	9.70000
3	126,052,576	6.17406	9.70000	37	1,447,359	7.42179	9.70000
4	123,412,247	5.93819	9.70000	38	1,447,359	7.47643	9.70000
5	120,400,245	6.21485	9.70000	39	1,447,359	8.30740	9.70000
6	117,018,120	5.87707	9.70000
7	113,269,804	6.33920	9.70000
8	109,161,657	6.09348	9.70000
9	104,702,494	6.23071	9.70000
10	99,914,373	6.41716	9.70000
11	95,138,903	6.27368	9.70000
12	90,376,735	6.53771	9.70000
13	85,725,154	7.09628	9.70000
14	81,181,600	7.10026	9.70000
15	76,743,576	7.89735	9.70000
16	72,408,641	7.10768	9.70000
17	68,174,409	7.35818	9.70000
18	64,038,554	7.11445	9.70000
19	59,998,798	7.36486	9.70000
20	56,052,920	7.12062	9.70000
21	52,198,748	7.12349	9.70000
22	48,434,161	7.37378	9.70000
23	44,757,089	7.12886	9.70000
24	41,165,507	7.51973	9.70000
25	37,659,676	7.19189	9.70000
26	34,235,378	7.23354	9.70000
27	30,891,295	8.08592	9.70000
28	27,624,926	7.27347	9.70000
29	24,434,474	7.52498	9.70000
30	21,318,186	7.31597	9.70000
31	18,274,806	7.57036	9.70000
32	15,302,193	7.32862	9.70000
33	12,398,830	7.32752	9.70000
34	9,562,984	7.58064	9.70000

Yield Maintenance Agreement Schedule and Strike Rates
For Class A-3 Certificates
	Class A-3 Notional Schedule ($)				Class A-3 Notional Schedule ($)				Class A-3 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	66,000,000	6.97605	9.35000	69	32,766,801	7.40508	9.35000
2	66,000,000	5.44068	9.35000	36	66,000,000	7.42947	9.35000	70	31,979,728	7.67081	9.35000
3	66,000,000	5.82406	9.35000	37	66,000,000	7.07179	9.35000	71	31,211,076	7.39974	9.35000
4	66,000,000	5.58819	9.35000	38	66,000,000	7.12643	9.35000	72	30,460,419	7.66533	9.35000
5	66,000,000	5.86485	9.35000	39	66,000,000	7.95740	9.35000	73	29,727,705	7.39446	9.35000
6	66,000,000	5.52707	9.35000	40	65,944,450	7.12244	9.35000	74	29,012,151	7.39185	9.35000
7	66,000,000	5.98920	9.35000	41	64,382,778	7.37972	9.35000	75	28,313,463	8.25061	9.35000
8	66,000,000	5.74348	9.35000	42	62,857,430	7.21011	9.35000	76	27,631,147	7.38669	9.35000
9	66,000,000	5.88071	9.35000	43	61,367,980	7.47131	9.35000	77	26,964,827	7.65195	9.35000
10	66,000,000	6.06716	9.35000	44	59,913,181	7.23387	9.35000	78	26,314,131	7.38161	9.35000
11	66,000,000	5.92368	9.35000	45	58,492,344	7.23152	9.35000	79	25,678,699	7.64674	9.35000
12	66,000,000	6.18771	9.35000	46	57,104,569	7.49184	9.35000	80	25,058,178	7.37661	9.35000
13	66,000,000	6.74628	9.35000	47	55,749,092	7.22711	9.35000	81	24,452,222	7.37413	9.35000
14	66,000,000	6.75026	9.35000	48	54,425,171	7.57966	9.35000	82	23,860,496	7.63907	9.35000
15	66,000,000	7.54735	9.35000	49	53,132,381	7.31306	9.35000	83	23,282,670	7.36924	9.35000
16	66,000,000	6.75768	9.35000	50	51,869,696	7.33670	9.35000	84	22,718,422	7.63405	9.35000
17	66,000,000	7.00818	9.35000	51	50,636,502	7.88468	9.35000	85	22,167,439	7.36443	9.35000
18	66,000,000	6.76445	9.35000	52	49,432,031	7.33143	9.35000	86	21,629,413	7.36205	9.35000
19	66,000,000	7.01486	9.35000	53	48,255,622	7.59501	9.35000	87	21,104,044	8.21787	9.35000
20	66,000,000	6.77062	9.35000	54	47,106,627	7.37334	9.35000	88	20,591,039	7.35735	9.35000
21	66,000,000	6.77349	9.35000	55	45,984,553	7.63796	9.35000	89	20,090,113	7.62186	9.35000
22	66,000,000	7.02378	9.35000	56	44,888,636	7.38146	9.35000	90	19,600,985	7.35273	9.35000
23	66,000,000	6.77886	9.35000	57	43,818,311	7.37872	9.35000	91	19,123,382	7.61713	9.35000
24	66,000,000	7.16973	9.35000	58	42,772,948	7.64353	9.35000	92	18,657,038	7.34818	9.35000
25	66,000,000	6.84189	9.35000	59	41,751,972	7.37351	9.35000	93	18,201,691	7.34594	9.35000
26	66,000,000	6.88354	9.35000	60	40,754,820	7.68562	9.35000	94	17,757,086	7.61018	9.35000
27	66,000,000	7.73592	9.35000	61	39,781,047	7.41392	9.35000	95	17,322,975	7.34151	9.35000
28	66,000,000	6.92347	9.35000	62	38,830,005	7.42440	9.35000	96	16,899,114	7.60564	9.35000
29	66,000,000	7.17498	9.35000	63	37,901,199	8.28640	9.35000	97	16,485,265	7.33716	9.35000
30	66,000,000	6.96597	9.35000	64	36,994,087	7.41879	9.35000	98	16,081,197	7.33502	9.35000
31	66,000,000	7.22036	9.35000	65	36,108,168	7.68488	9.35000	99	15,686,682	7.88344	9.35000
32	66,000,000	6.97862	9.35000	66	35,242,952	7.41325	9.35000
33	66,000,000	6.97752	9.35000	67	34,397,962	7.67919	9.35000
34	66,000,000	7.23064	9.35000	68	33,572,730	7.40779	9.35000

Yield Maintenance Agreement Schedule and Strike Rates
For Class M-1 Certificates
	Class M-1 Notional Schedule ($)				Class M-1 Notional Schedule ($)				Class M-1 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	30,875,000	6.87605	9.25000	69	13,106,754	7.30508	9.25000
2	30,875,000	5.34068	9.25000	36	30,875,000	7.32947	9.25000	70	12,791,924	7.57081	9.25000
3	30,875,000	5.72406	9.25000	37	30,875,000	6.97179	9.25000	71	12,484,462	7.29974	9.25000
4	30,875,000	5.48819	9.25000	38	30,875,000	7.02643	9.25000	72	12,184,199	7.56533	9.25000
5	30,875,000	5.76485	9.25000	39	27,209,280	7.85740	9.25000	73	11,891,112	7.29446	9.25000
6	30,875,000	5.42707	9.25000	40	26,377,847	7.02244	9.25000	74	11,604,890	7.29185	9.25000
7	30,875,000	5.88920	9.25000	41	25,753,177	7.27972	9.25000	75	11,325,414	8.15061	9.25000
8	30,875,000	5.64348	9.25000	42	25,143,036	7.11011	9.25000	76	11,052,487	7.28669	9.25000
9	30,875,000	5.78071	9.25000	43	24,547,254	7.37131	9.25000	77	10,785,958	7.55195	9.25000
10	30,875,000	5.96716	9.25000	44	23,965,333	7.13387	9.25000	78	10,525,679	7.28161	9.25000
11	30,875,000	5.82368	9.25000	45	23,396,997	7.13152	9.25000	79	10,271,506	7.54674	9.25000
12	30,875,000	6.08771	9.25000	46	22,841,886	7.39184	9.25000	80	10,023,297	7.27661	9.25000
13	30,875,000	6.64628	9.25000	47	22,299,694	7.12711	9.25000	81	9,780,914	7.27413	9.25000
14	30,875,000	6.65026	9.25000	48	21,770,124	7.47966	9.25000	82	9,544,223	7.53907	9.25000
15	30,875,000	7.44735	9.25000	49	21,253,007	7.21306	9.25000	83	9,313,092	7.26924	9.25000
16	30,875,000	6.65768	9.25000	50	20,747,931	7.23670	9.25000	84	9,087,392	7.53405	9.25000
17	30,875,000	6.90818	9.25000	51	20,254,652	7.78468	9.25000	85	8,866,998	7.26443	9.25000
18	30,875,000	6.66445	9.25000	52	19,772,863	7.23143	9.25000	86	8,651,787	7.26205	9.25000
19	30,875,000	6.91486	9.25000	53	19,302,298	7.49501	9.25000	87	8,441,639	8.11787	9.25000
20	30,875,000	6.67062	9.25000	54	18,842,699	7.27334	9.25000	88	8,236,437	7.25735	9.25000
21	30,875,000	6.67349	9.25000	55	18,393,868	7.53796	9.25000	89	8,036,066	7.52186	9.25000
22	30,875,000	6.92378	9.25000	56	17,955,500	7.28146	9.25000	90	7,840,414	7.25273	9.25000
23	30,875,000	6.67886	9.25000	57	17,527,369	7.27872	9.25000	91	7,649,372	7.51713	9.25000
24	30,875,000	7.06973	9.25000	58	17,109,223	7.54353	9.25000	92	7,462,834	7.24818	9.25000
25	30,875,000	6.74189	9.25000	59	16,700,832	7.27351	9.25000	93	7,280,695	7.24594	9.25000
26	30,875,000	6.78354	9.25000	60	16,301,970	7.58562	9.25000	94	7,102,852	7.51018	9.25000
27	30,875,000	7.63592	9.25000	61	15,912,459	7.31392	9.25000	95	6,929,208	7.24151	9.25000
28	30,875,000	6.82347	9.25000	62	15,532,042	7.32440	9.25000	96	6,759,663	7.50564	9.25000
29	30,875,000	7.07498	9.25000	63	15,160,518	8.18640	9.25000	97	6,594,123	7.23716	9.25000
30	30,875,000	6.86597	9.25000	64	14,797,673	7.31879	9.25000	98	6,432,495	7.23502	9.25000
31	30,875,000	7.12036	9.25000	65	14,443,304	7.58488	9.25000	99	6,274,689	7.78344	9.25000
32	30,875,000	6.87862	9.25000	66	14,097,217	7.31325	9.25000
33	30,875,000	6.87752	9.25000	67	13,759,220	7.57919	9.25000
34	30,875,000	7.13064	9.25000	68	13,429,126	7.30779	9.25000

Yield Maintenance Agreement Schedule and Strike Rates
For Class M-2 Certificates
	Class M-2 Notional Schedule ($)				Class M-2 Notional Schedule ($)				Class M-2 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	24,938,000	5.87605	8.25000	69	10,586,224	6.30508	8.25000
2	24,938,000	4.34068	8.25000	36	24,938,000	6.32947	8.25000	70	10,331,938	6.57081	8.25000
3	24,938,000	4.72406	8.25000	37	24,938,000	5.97179	8.25000	71	10,083,604	6.29974	8.25000
4	24,938,000	4.48819	8.25000	38	22,613,468	6.02643	8.25000	72	9,841,084	6.56533	8.25000
5	24,938,000	4.76485	8.25000	39	21,821,738	6.85740	8.25000	73	9,604,360	6.29446	8.25000
6	24,938,000	4.42707	8.25000	40	21,305,185	6.02244	8.25000	74	9,373,180	6.29185	8.25000
7	24,938,000	4.88920	8.25000	41	20,800,643	6.27972	8.25000	75	9,147,450	7.15061	8.25000
8	24,938,000	4.64348	8.25000	42	20,307,837	6.11011	8.25000	76	8,927,009	6.28669	8.25000
9	24,938,000	4.78071	8.25000	43	19,826,629	6.37131	8.25000	77	8,711,736	6.55195	8.25000
10	24,938,000	4.96716	8.25000	44	19,356,616	6.13387	8.25000	78	8,501,510	6.28161	8.25000
11	24,938,000	4.82368	8.25000	45	18,897,575	6.13152	8.25000	79	8,296,216	6.54674	8.25000
12	24,938,000	5.08771	8.25000	46	18,449,216	6.39184	8.25000	80	8,095,740	6.27661	8.25000
13	24,938,000	5.64628	8.25000	47	18,011,291	6.12711	8.25000	81	7,899,969	6.27413	8.25000
14	24,938,000	5.65026	8.25000	48	17,583,562	6.47966	8.25000	82	7,708,795	6.53907	8.25000
15	24,938,000	6.44735	8.25000	49	17,165,890	6.21306	8.25000	83	7,522,113	6.26924	8.25000
16	24,938,000	5.65768	8.25000	50	16,757,945	6.23670	8.25000	84	7,339,817	6.53405	8.25000
17	24,938,000	5.90818	8.25000	51	16,359,527	6.78468	8.25000	85	7,161,806	6.26443	8.25000
18	24,938,000	5.66445	8.25000	52	15,970,389	6.23143	8.25000	86	6,987,982	6.26205	8.25000
19	24,938,000	5.91486	8.25000	53	15,590,318	6.49501	8.25000	87	6,818,247	7.11787	8.25000
20	24,938,000	5.67062	8.25000	54	15,219,103	6.27334	8.25000	88	6,652,507	6.25735	8.25000
21	24,938,000	5.67349	8.25000	55	14,856,586	6.53796	8.25000	89	6,490,668	6.52186	8.25000
22	24,938,000	5.92378	8.25000	56	14,502,519	6.28146	8.25000	90	6,332,642	6.25273	8.25000
23	24,938,000	5.67886	8.25000	57	14,156,721	6.27872	8.25000	91	6,178,339	6.51713	8.25000
24	24,938,000	6.06973	8.25000	58	13,818,988	6.54353	8.25000	92	6,027,674	6.24818	8.25000
25	24,938,000	5.74189	8.25000	59	13,489,133	6.27351	8.25000	93	5,880,561	6.24594	8.25000
26	24,938,000	5.78354	8.25000	60	13,166,976	6.58562	8.25000	94	5,736,919	6.51018	8.25000
27	24,938,000	6.63592	8.25000	61	12,852,371	6.31392	8.25000	95	5,596,668	6.24151	8.25000
28	24,938,000	5.82347	8.25000	62	12,545,111	6.32440	8.25000	96	5,459,728	6.50564	8.25000
29	24,938,000	6.07498	8.25000	63	12,245,034	7.18640	8.25000	97	5,326,022	6.23716	8.25000
30	24,938,000	5.86597	8.25000	64	11,951,966	6.31879	8.25000	98	5,195,477	6.23502	8.25000
31	24,938,000	6.12036	8.25000	65	11,665,746	6.58488	8.25000	99	5,068,018	6.78344	8.25000
32	24,938,000	5.87862	8.25000	66	11,386,214	6.31325	8.25000
33	24,938,000	5.87752	8.25000	67	11,113,216	6.57919	8.25000
34	24,938,000	6.13064	8.25000	68	10,846,602	6.30779	8.25000

Yield Maintenance Agreement Schedule and Strike Rates
For Class M-3 Certificates
	Class M-3 Notional Schedule ($)				Class M-3 Notional Schedule ($)				Class M-3 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	7,125,000	5.62605	8.00000	69	3,024,635	6.05508	8.00000
2	7,125,000	4.09068	8.00000	36	7,125,000	6.07947	8.00000	70	2,951,982	6.32081	8.00000
3	7,125,000	4.47406	8.00000	37	7,125,000	5.72179	8.00000	71	2,881,030	6.04974	8.00000
4	7,125,000	4.23819	8.00000	38	6,385,882	5.77643	8.00000	72	2,811,738	6.31533	8.00000
5	7,125,000	4.51485	8.00000	39	6,234,782	6.60740	8.00000	73	2,744,103	6.04446	8.00000
6	7,125,000	4.17707	8.00000	40	6,087,196	5.77244	8.00000	74	2,678,052	6.04185	8.00000
7	7,125,000	4.63920	8.00000	41	5,943,041	6.02972	8.00000	75	2,613,557	6.90061	8.00000
8	7,125,000	4.39348	8.00000	42	5,802,239	5.86011	8.00000	76	2,550,574	6.03669	8.00000
9	7,125,000	4.53071	8.00000	43	5,664,751	6.12131	8.00000	77	2,489,067	6.30195	8.00000
10	7,125,000	4.71716	8.00000	44	5,530,462	5.88387	8.00000	78	2,429,003	6.03161	8.00000
11	7,125,000	4.57368	8.00000	45	5,399,307	5.88152	8.00000	79	2,370,347	6.29674	8.00000
12	7,125,000	4.83771	8.00000	46	5,271,204	6.14184	8.00000	80	2,313,068	6.02661	8.00000
13	7,125,000	5.39628	8.00000	47	5,146,083	5.87711	8.00000	81	2,257,134	6.02413	8.00000
14	7,125,000	5.40026	8.00000	48	5,023,875	6.22966	8.00000	82	2,202,513	6.28907	8.00000
15	7,125,000	6.19735	8.00000	49	4,904,540	5.96306	8.00000	83	2,149,175	6.01924	8.00000
16	7,125,000	5.40768	8.00000	50	4,787,984	5.98670	8.00000	84	2,097,090	6.28405	8.00000
17	7,125,000	5.65818	8.00000	51	4,674,151	6.53468	8.00000	85	2,046,230	6.01443	8.00000
18	7,125,000	5.41445	8.00000	52	4,562,968	5.98143	8.00000	86	1,996,566	6.01205	8.00000
19	7,125,000	5.66486	8.00000	53	4,454,376	6.24501	8.00000	87	1,948,071	6.86787	8.00000
20	7,125,000	5.42062	8.00000	54	4,348,315	6.02334	8.00000	88	1,900,716	6.00735	8.00000
21	7,125,000	5.42349	8.00000	55	4,244,739	6.28796	8.00000	89	1,854,477	6.27186	8.00000
22	7,125,000	5.67378	8.00000	56	4,143,577	6.03146	8.00000	90	1,809,326	6.00273	8.00000
23	7,125,000	5.42886	8.00000	57	4,044,777	6.02872	8.00000	91	1,765,240	6.26713	8.00000
24	7,125,000	5.81973	8.00000	58	3,948,282	6.29353	8.00000	92	1,722,193	5.99818	8.00000
25	7,125,000	5.49189	8.00000	59	3,854,038	6.02351	8.00000	93	1,680,160	5.99594	8.00000
26	7,125,000	5.53354	8.00000	60	3,761,993	6.33562	8.00000	94	1,639,120	6.26018	8.00000
27	7,125,000	6.38592	8.00000	61	3,672,106	6.06392	8.00000	95	1,599,048	5.99151	8.00000
28	7,125,000	5.57347	8.00000	62	3,584,317	6.07440	8.00000	96	1,559,922	6.25564	8.00000
29	7,125,000	5.82498	8.00000	63	3,498,581	6.93640	8.00000	97	1,521,721	5.98716	8.00000
30	7,125,000	5.61597	8.00000	64	3,414,848	6.06879	8.00000	98	1,484,422	5.98502	8.00000
31	7,125,000	5.87036	8.00000	65	3,333,070	6.33488	8.00000	99	1,448,005	6.53344	8.00000
32	7,125,000	5.62862	8.00000	66	3,253,204	6.06325	8.00000
33	7,125,000	5.62752	8.00000	67	3,175,205	6.32919	8.00000
34	7,125,000	5.88064	8.00000	68	3,099,029	6.05779	8.00000

Yield Maintenance Agreement Schedule and Strike Rates
For Class M-4 Certificates
	Class M-4 Notional Schedule ($)				Class M-4 Notional Schedule ($)				Class M-4 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	5,700,000	4.62605	7.00000	69	2,419,708	5.05508	7.00000
2	5,700,000	3.09068	7.00000	36	5,700,000	5.07947	7.00000	70	2,361,586	5.32081	7.00000
3	5,700,000	3.47406	7.00000	37	5,700,000	4.72179	7.00000	71	2,304,824	5.04974	7.00000
4	5,700,000	3.23819	7.00000	38	5,108,706	4.77643	7.00000	72	2,249,391	5.31533	7.00000
5	5,700,000	3.51485	7.00000	39	4,987,826	5.60740	7.00000	73	2,195,282	5.04446	7.00000
6	5,700,000	3.17707	7.00000	40	4,869,756	4.77244	7.00000	74	2,142,441	5.04185	7.00000
7	5,700,000	3.63920	7.00000	41	4,754,433	5.02972	7.00000	75	2,090,846	5.90061	7.00000
8	5,700,000	3.39348	7.00000	42	4,641,791	4.86011	7.00000	76	2,040,459	5.03669	7.00000
9	5,700,000	3.53071	7.00000	43	4,531,801	5.12131	7.00000	77	1,991,254	5.30195	7.00000
10	5,700,000	3.71716	7.00000	44	4,424,369	4.88387	7.00000	78	1,943,202	5.03161	7.00000
11	5,700,000	3.57368	7.00000	45	4,319,446	4.88152	7.00000	79	1,896,278	5.29674	7.00000
12	5,700,000	3.83771	7.00000	46	4,216,964	5.14184	7.00000	80	1,850,455	5.02661	7.00000
13	5,700,000	4.39628	7.00000	47	4,116,867	4.87711	7.00000	81	1,805,707	5.02413	7.00000
14	5,700,000	4.40026	7.00000	48	4,019,100	5.22966	7.00000	82	1,762,010	5.28907	7.00000
15	5,700,000	5.19735	7.00000	49	3,923,632	4.96306	7.00000	83	1,719,340	5.01924	7.00000
16	5,700,000	4.40768	7.00000	50	3,830,387	4.98670	7.00000	84	1,677,672	5.28405	7.00000
17	5,700,000	4.65818	7.00000	51	3,739,320	5.53468	7.00000	85	1,636,984	5.01443	7.00000
18	5,700,000	4.41445	7.00000	52	3,650,375	4.98143	7.00000	86	1,597,253	5.01205	7.00000
19	5,700,000	4.66486	7.00000	53	3,563,501	5.24501	7.00000	87	1,558,456	5.86787	7.00000
20	5,700,000	4.42062	7.00000	54	3,478,652	5.02334	7.00000	88	1,520,573	5.00735	7.00000
21	5,700,000	4.42349	7.00000	55	3,395,791	5.28796	7.00000	89	1,483,581	5.27186	7.00000
22	5,700,000	4.67378	7.00000	56	3,314,862	5.03146	7.00000	90	1,447,461	5.00273	7.00000
23	5,700,000	4.42886	7.00000	57	3,235,822	5.02872	7.00000	91	1,412,192	5.26713	7.00000
24	5,700,000	4.81973	7.00000	58	3,158,626	5.29353	7.00000	92	1,377,754	4.99818	7.00000
25	5,700,000	4.49189	7.00000	59	3,083,230	5.02351	7.00000	93	1,344,128	4.99594	7.00000
26	5,700,000	4.53354	7.00000	60	3,009,594	5.33562	7.00000	94	1,311,296	5.26018	7.00000
27	5,700,000	5.38592	7.00000	61	2,937,685	5.06392	7.00000	95	1,279,238	4.99151	7.00000
28	5,700,000	4.57347	7.00000	62	2,867,454	5.07440	7.00000	96	1,247,938	5.25564	7.00000
29	5,700,000	4.82498	7.00000	63	2,798,865	5.93640	7.00000	97	1,217,377	4.98716	7.00000
30	5,700,000	4.61597	7.00000	64	2,731,878	5.06879	7.00000	98	1,187,538	4.98502	7.00000
31	5,700,000	4.87036	7.00000	65	2,666,456	5.33488	7.00000	99	1,158,404	5.53344	7.00000
32	5,700,000	4.62862	7.00000	66	2,602,563	5.06325	7.00000
33	5,700,000	4.62752	7.00000	67	2,540,164	5.32919	7.00000
34	5,700,000	4.88064	7.00000	68	2,479,223	5.05779	7.00000

Yield Maintenance Agreement Schedule and Strike Rates
For Class M-5 Certificates
	Class M-5 Notional Schedule ($)				Class M-5 Notional Schedule ($)				Class M-5 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	4,750,000	4.12605	6.50000	69	2,016,424	4.55508	6.50000
2	4,750,000	2.59068	6.50000	36	4,750,000	4.57947	6.50000	70	1,967,988	4.82081	6.50000
3	4,750,000	2.97406	6.50000	37	4,750,000	4.22179	6.50000	71	1,920,686	4.54974	6.50000
4	4,750,000	2.73819	6.50000	38	4,257,255	4.27643	6.50000	72	1,874,492	4.81533	6.50000
5	4,750,000	3.01485	6.50000	39	4,156,522	5.10740	6.50000	73	1,829,402	4.54446	6.50000
6	4,750,000	2.67707	6.50000	40	4,058,130	4.27244	6.50000	74	1,785,368	4.54185	6.50000
7	4,750,000	3.13920	6.50000	41	3,962,027	4.52972	6.50000	75	1,742,371	5.40061	6.50000
8	4,750,000	2.89348	6.50000	42	3,868,159	4.36011	6.50000	76	1,700,383	4.53669	6.50000
9	4,750,000	3.03071	6.50000	43	3,776,501	4.62131	6.50000	77	1,659,378	4.80195	6.50000
10	4,750,000	3.21716	6.50000	44	3,686,974	4.38387	6.50000	78	1,619,335	4.53161	6.50000
11	4,750,000	3.07368	6.50000	45	3,599,538	4.38152	6.50000	79	1,580,232	4.79674	6.50000
12	4,750,000	3.33771	6.50000	46	3,514,136	4.64184	6.50000	80	1,542,046	4.52661	6.50000
13	4,750,000	3.89628	6.50000	47	3,430,722	4.37711	6.50000	81	1,504,756	4.52413	6.50000
14	4,750,000	3.90026	6.50000	48	3,349,250	4.72966	6.50000	82	1,468,342	4.78907	6.50000
15	4,750,000	4.69735	6.50000	49	3,269,693	4.46306	6.50000	83	1,432,783	4.51924	6.50000
16	4,750,000	3.90768	6.50000	50	3,191,989	4.48670	6.50000	84	1,398,060	4.78405	6.50000
17	4,750,000	4.15818	6.50000	51	3,116,100	5.03468	6.50000	85	1,364,154	4.51443	6.50000
18	4,750,000	3.91445	6.50000	52	3,041,979	4.48143	6.50000	86	1,331,044	4.51205	6.50000
19	4,750,000	4.16486	6.50000	53	2,969,584	4.74501	6.50000	87	1,298,714	5.36787	6.50000
20	4,750,000	3.92062	6.50000	54	2,898,877	4.52334	6.50000	88	1,267,144	4.50735	6.50000
21	4,750,000	3.92349	6.50000	55	2,829,826	4.78796	6.50000	89	1,236,318	4.77186	6.50000
22	4,750,000	4.17378	6.50000	56	2,762,385	4.53146	6.50000	90	1,206,218	4.50273	6.50000
23	4,750,000	3.92886	6.50000	57	2,696,518	4.52872	6.50000	91	1,176,827	4.76713	6.50000
24	4,750,000	4.31973	6.50000	58	2,632,188	4.79353	6.50000	92	1,126,791	4.49818	6.50000
25	4,750,000	3.99189	6.50000	59	2,569,359	4.52351	6.50000	93	1,041,326	4.49594	6.50000
26	4,750,000	4.03354	6.50000	60	2,507,995	4.83562	6.50000	94	957,877	4.76018	6.50000
27	4,750,000	4.88592	6.50000	61	2,448,071	4.56392	6.50000	95	876,397	4.49151	6.50000
28	4,750,000	4.07347	6.50000	62	2,389,545	4.57440	6.50000	96	796,842	4.75564	6.50000
29	4,750,000	4.32498	6.50000	63	2,332,387	5.43640	6.50000	97	719,165	4.48716	6.50000
30	4,750,000	4.11597	6.50000	64	2,276,565	4.56879	6.50000	98	643,325	4.48502	6.50000
31	4,750,000	4.37036	6.50000	65	2,222,047	4.83488	6.50000	99	569,277	5.03344	6.50000
32	4,750,000	4.12862	6.50000	66	2,168,803	4.56325	6.50000
33	4,750,000	4.12752	6.50000	67	2,116,803	4.82919	6.50000
34	4,750,000	4.38064	6.50000	68	2,066,019	4.55779	6.50000

Yield Maintenance Agreement Schedule and Strike Rates
For Class M-6 Certificates
	Class M-6 Notional Schedule ($)				Class M-6 Notional Schedule ($)				Class M-6 Notional Schedule ($)
Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)	Period		Cap Strike (%)	Cap Ceiling (%)

1	N/A	N/A	N/A	35	4,750,000	4.12605	6.50000	69	1,758,668	4.55508	6.50000
2	4,750,000	2.59068	6.50000	36	4,750,000	4.57947	6.50000	70	1,659,376	4.82081	6.50000
3	4,750,000	2.97406	6.50000	37	4,750,000	4.22179	6.50000	71	1,562,407	4.54974	6.50000
4	4,750,000	2.73819	6.50000	38	4,257,255	4.27643	6.50000	72	1,467,709	4.81533	6.50000
5	4,750,000	3.01485	6.50000	39	4,156,522	5.10740	6.50000	73	1,375,274	4.54446	6.50000
6	4,750,000	2.67707	6.50000	40	4,058,130	4.27244	6.50000	74	1,285,004	4.54185	6.50000
7	4,750,000	3.13920	6.50000	41	3,962,027	4.52972	6.50000	75	1,196,861	5.40061	6.50000
8	4,750,000	2.89348	6.50000	42	3,868,159	4.36011	6.50000	76	1,110,784	4.53669	6.50000
9	4,750,000	3.03071	6.50000	43	3,776,501	4.62131	6.50000	77	1,026,725	4.80195	6.50000
10	4,750,000	3.21716	6.50000	44	3,686,974	4.38387	6.50000	78	944,637	4.53161	6.50000
11	4,750,000	3.07368	6.50000	45	3,599,538	4.38152	6.50000	79	864,475	4.79674	6.50000
12	4,750,000	3.33771	6.50000	46	3,514,136	4.64184	6.50000	80	786,194	4.52661	6.50000
13	4,750,000	3.89628	6.50000	47	3,430,722	4.37711	6.50000	81	709,750	4.52413	6.50000
14	4,750,000	3.90026	6.50000	48	3,349,250	4.72966	6.50000	82	635,101	4.78907	6.50000
15	4,750,000	4.69735	6.50000	49	3,269,693	4.46306	6.50000	83	562,206	4.51924	6.50000
16	4,750,000	3.90768	6.50000	50	3,191,989	4.48670	6.50000	84	491,024	4.78405	6.50000
17	4,750,000	4.15818	6.50000	51	3,116,100	5.03468	6.50000	85	421,515	4.51443	6.50000
18	4,750,000	3.91445	6.50000	52	3,041,979	4.48143	6.50000	86	353,641	4.51205	6.50000
19	4,750,000	4.16486	6.50000	53	2,969,584	4.74501	6.50000	87	287,363	5.36787	6.50000
20	4,750,000	3.92062	6.50000	54	2,898,877	4.52334	6.50000	88	222,645	4.50735	6.50000
21	4,750,000	3.92349	6.50000	55	2,829,826	4.78796	6.50000	89	159,451	4.77186	6.50000
22	4,750,000	4.17378	6.50000	56	2,762,385	4.53146	6.50000	90	97,746	4.50273	6.50000
23	4,750,000	3.92886	6.50000	57	2,696,518	4.52872	6.50000	91	37,494	4.76713	6.50000
24	4,750,000	4.31973	6.50000	58	2,632,188	4.79353	6.50000
25	4,750,000	3.99189	6.50000	59	2,569,359	4.52351	6.50000
26	4,750,000	4.03354	6.50000	60	2,507,995	4.83562	6.50000
27	4,750,000	4.88592	6.50000	61	2,448,071	4.56392	6.50000
28	4,750,000	4.07347	6.50000	62	2,389,545	4.57440	6.50000
29	4,750,000	4.32498	6.50000	63	2,332,387	5.43640	6.50000
30	4,750,000	4.11597	6.50000	64	2,276,565	4.56879	6.50000
31	4,750,000	4.37036	6.50000	65	2,180,196	4.83488	6.50000
32	4,750,000	4.12862	6.50000	66	2,071,045	4.56325	6.50000
33	4,750,000	4.12752	6.50000	67	1,964,446	4.82919	6.50000
34	4,750,000	4.38064	6.50000	68	1,860,340	4.55779	6.50000

Effective Net WAC Pass-Through Rate for Class A-1 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class A-2 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00
2	6.09068	10.00	36	8.07947	10.00
3	6.47406	10.00	37	7.72179	10.00
4	6.23819	10.00	38	7.77643	10.00
5	6.51485	10.00	39	8.60740	10.00
6	6.17707	10.00
7	6.63920	10.00
8	6.39348	10.00
9	6.53071	10.00
10	6.71716	10.00
11	6.57368	10.00
12	6.83771	10.00
13	7.39628	10.00
14	7.40026	10.00
15	8.19735	10.00
16	7.40768	10.00
17	7.65818	10.00
18	7.41445	10.00
19	7.66486	10.00
20	7.42062	10.00
21	7.42349	10.00
22	7.67378	10.00
23	7.42886	10.00
24	7.81973	10.00
25	7.49189	10.00
26	7.53354	10.00
27	8.38592	10.00
28	7.57347	10.00
29	7.82498	10.00
30	7.61597	10.00
31	7.87036	10.00
32	7.62862	10.00
33	7.62752	10.00
34	7.88064	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class A-3 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class M-1 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class M-2 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

1)

Assumes a Trustee Fee rate of .012% per annum.

2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class M-3 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class M-4 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class M-5 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00	92	7.99818	10.00
25	7.49189	10.00	59	8.02351	10.00	93	7.99594	10.00
26	7.53354	10.00	60	8.33562	10.00	94	8.26018	10.00
27	8.38592	10.00	61	8.06392	10.00	95	7.99151	10.00
28	7.57347	10.00	62	8.07440	10.00	96	8.25564	10.00
29	7.82498	10.00	63	8.93640	10.00	97	7.98716	10.00
30	7.61597	10.00	64	8.06879	10.00	98	7.98502	10.00
31	7.87036	10.00	65	8.33488	10.00	99	8.53344	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

Effective Net WAC Pass-Through Rate for Class M-6 Certificates (1)
Assumptions to Optional Termination

Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)	Period	NWC (2) (%)	NWC (3,4) (%)
1	N/A	N/A	35	7.62605	10.00	69	8.05508	10.00
2	6.09068	10.00	36	8.07947	10.00	70	8.32081	10.00
3	6.47406	10.00	37	7.72179	10.00	71	8.04974	10.00
4	6.23819	10.00	38	7.77643	10.00	72	8.31533	10.00
5	6.51485	10.00	39	8.60740	10.00	73	8.04446	10.00
6	6.17707	10.00	40	7.77244	10.00	74	8.04185	10.00
7	6.63920	10.00	41	8.02972	10.00	75	8.90061	10.00
8	6.39348	10.00	42	7.86011	10.00	76	8.03669	10.00
9	6.53071	10.00	43	8.12131	10.00	77	8.30195	10.00
10	6.71716	10.00	44	7.88387	10.00	78	8.03161	10.00
11	6.57368	10.00	45	7.88152	10.00	79	8.29674	10.00
12	6.83771	10.00	46	8.14184	10.00	80	8.02661	10.00
13	7.39628	10.00	47	7.87711	10.00	81	8.02413	10.00
14	7.40026	10.00	48	8.22966	10.00	82	8.28907	10.00
15	8.19735	10.00	49	7.96306	10.00	83	8.01924	10.00
16	7.40768	10.00	50	7.98670	10.00	84	8.28405	10.00
17	7.65818	10.00	51	8.53468	10.00	85	8.01443	10.00
18	7.41445	10.00	52	7.98143	10.00	86	8.01205	10.00
19	7.66486	10.00	53	8.24501	10.00	87	8.86787	10.00
20	7.42062	10.00	54	8.02334	10.00	88	8.00735	10.00
21	7.42349	10.00	55	8.28796	10.00	89	8.27186	10.00
22	7.67378	10.00	56	8.03146	10.00	90	8.00273	10.00
23	7.42886	10.00	57	8.02872	10.00	91	8.26713	10.00
24	7.81973	10.00	58	8.29353	10.00
25	7.49189	10.00	59	8.02351	10.00
26	7.53354	10.00	60	8.33562	10.00
27	8.38592	10.00	61	8.06392	10.00
28	7.57347	10.00	62	8.07440	10.00
29	7.82498	10.00	63	8.93640	10.00
30	7.61597	10.00	64	8.06879	10.00
31	7.87036	10.00	65	8.33488	10.00
32	7.62862	10.00	66	8.06325	10.00
33	7.62752	10.00	67	8.32919	10.00
34	7.88064	10.00	68	8.05779	10.00

(1)

Assumes a Trustee Fee rate of 0.012% per annum.

(2)

Assumes 1mLIBOR and 6mLIBOR stays at 1.12% and 1.224% respectively and the cashflows are run to the Optional Termination at the pricing speed.

(3)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.

(4)

Assumes proceeds from the related Yield Maintenance Agreement included.

EXCESS SPREAD (1,2)

Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)	Period	FWD 1 Month LIBOR %	FWD 6 Month LIBOR %	STATIC LIBOR (%)	FORWARD LIBOR (%)
1	1.120	1.224	2.40870	2.40870	51	5.315	5.452	5.67480	2.21782
2	1.219	1.302	4.46970	4.36848	52	5.354	5.474	5.53935	1.80473
3	1.198	1.369	4.54963	4.47504	53	5.387	5.488	5.60625	1.95958
4	1.191	1.464	4.61674	4.54416	54	5.413	5.494	5.53825	1.75748
5	1.307	1.583	4.74116	4.55621	55	5.431	5.491	5.60516	1.92792
6	1.386	1.706	4.54621	4.27440	56	5.441	5.486	5.53717	1.72842
7	1.488	1.843	4.85733	4.49348	57	5.443	5.486	5.53663	1.72438
8	1.621	1.987	4.76019	4.24845	58	5.437	5.493	5.60355	1.91758
9	1.764	2.135	4.89620	4.23855	59	5.421	5.508	5.53557	1.74093
10	1.900	2.285	4.91843	4.14781	60	5.396	5.532	5.60250	1.95402
11	2.043	2.436	4.92732	3.98529	61	5.401	5.566	5.53453	1.75888
12	2.199	2.584	5.02555	3.96014	62	5.443	5.605	5.53401	1.71997
13	2.346	2.729	5.76299	4.51247	63	5.484	5.643	5.73585	2.25731
14	2.500	2.870	5.75965	4.35250	64	5.523	5.678	5.53299	1.64017
15	2.658	3.007	5.93933	4.52329	65	5.561	5.712	5.60184	1.79877
16	2.794	3.137	5.75189	4.04606	66	5.597	5.744	5.53647	1.59069
17	2.924	3.263	5.80911	4.03071	67	5.631	5.774	5.60577	1.75669
18	3.059	3.384	5.74269	3.76817	68	5.663	5.802	5.54070	1.53796
19	3.184	3.485	5.79973	3.76644	69	5.693	5.828	5.54292	1.51212
20	3.308	3.566	5.73207	3.50559	70	5.722	5.852	5.61217	1.68571
21	3.431	3.646	5.72623	3.37547	71	5.748	5.874	5.54758	1.46560
22	3.536	3.724	5.78306	3.40568	72	5.773	5.893	5.61680	1.65666
23	3.645	3.803	5.71350	3.14705	73	5.795	5.91	5.55255	1.43916
24	3.656	3.881	5.80736	3.41742	74	5.815	5.925	5.55516	1.42630
25	3.662	3.973	5.65262	3.17783	75	5.833	5.937	5.75728	2.01780
26	3.779	4.079	5.65527	3.09325	76	5.848	5.946	5.56063	1.40185
27	3.893	4.180	5.88158	3.47684	77	5.861	5.953	5.62976	1.59578
28	4.001	4.273	5.67695	2.89109	78	5.872	5.957	5.56644	1.39156
29	4.104	4.359	5.73111	2.93923	79	5.88	5.959	5.63553	1.59114
30	4.201	4.437	5.65447	2.71663	80	5.886	5.959	5.57262	1.38766
31	4.290	4.505	5.70882	2.78357	81	5.889	5.961	5.57585	1.38921
32	4.372	4.565	5.63092	2.54335	82	5.889	5.965	5.64487	1.59640
33	4.444	4.620	5.61873	2.46246	83	5.886	5.972	5.58260	1.40107
34	4.508	4.670	5.67337	2.55615	84	5.881	5.981	5.65157	1.61491
35	4.561	4.716	5.59374	2.32749	85	5.884	5.993	5.58977	1.41455
36	4.603	4.762	5.68958	2.60856	86	5.898	6.008	5.59351	1.40801
37	4.644	4.808	5.50810	2.29159	87	5.912	6.022	5.79247	2.01138
38	4.691	4.855	5.54561	2.31056	88	5.926	6.036	5.60134	1.39335
39	4.738	4.902	5.75128	2.80284	89	5.94	6.05	5.67017	1.58870
40	4.784	4.949	5.54625	2.21959	90	5.953	6.063	5.60963	1.38648
41	4.829	4.996	5.61310	2.35049	91	5.967	6.077	5.67840	1.58239
42	4.875	5.044	5.54506	2.18918	92	5.98	6.091	5.61841	1.37627
43	4.920	5.093	5.61192	2.32210	93	5.994	6.105	5.62299	1.37009
44	4.966	5.143	5.54389	2.11683	94	6.007	6.119	5.69168	1.56735
45	5.013	5.195	5.54331	2.07038	95	6.021	6.134	5.63256	1.35935
46	5.062	5.246	5.61018	2.20030	96	6.035	6.148	5.70118	1.56243
47	5.111	5.296	5.54216	1.97395	97	6.049	6.163	5.64270	1.35493
48	5.162	5.343	5.60904	2.15916	98	6.062	6.177	5.64798	1.35270
49	5.216	5.386	5.54102	1.92509	99	6.076	6.192	5.77957	1.75937
50	5.268	5.423	5.54046	1.89038

(1)   Assumes the Pricing Prepayment Speed

(1)

Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing and servicing fees), less total interest on the Offered Certificates divided by (b) collateral balance as of the beginning period.

BREAKEVEN LOSSES

LOSS COVERAGE

				STATIC LIBOR		FORWARD LIBOR
CLASS	MOODY'S	S&P	FITCH	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
M-1	Aa2	AA	AA	22.3	20.01%	15.8	16.06%
M-2	A2	A	A	15.4	15.78%	9.3	10.90%
M-3	A3	A-	A-	13.7	14.54%	7.7	9.38%
M-4	Baa1	BBB+	BBB+	12.2	13.38%	6.4	8.05%
M-5	Baa2	BBB	BBB	11.1	12.48%	5.2	6.74%
M-6	Baa3	BBB-	NR	10.1	11.61%	4	5.35%

Assumptions
40% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR before first dollar of principal loss

Initial Mortgage Loans
Scheduled Principal Balances as of the Statistical Calculation Date
Total Current Balance:	$264,033,028
Number Of Loans:	1,756

			Minimum		Maximum
Average Current Balance:	$150,360.49		$25,000.00		$656,250.00

Weighted Average Gross Coupon:	8.166%		5.490%		12.840%

Weighted Average Combined LTV:	75.98%		7.81%		100.00%

Weighted Average FICO Score:	633		0		809

Weighted Average Original Term:	325	months	60	months	360	months
Weighted Average Remaining Term:	325	months	60	months	360	months
Weighted Average Seasoning:	0	months	0	months	0	months

Top Prepayment Concentrations :	80.14 % Prepayment Penalty, 19.86 % No Prepayment Penalty
Weighted Average Prepay Term:	25	months	0	months	36	months

Top State Concentrations ($):	38.13 % New York, 6.15 % New Jersey, 5.88 % Illinois
Maximum Zip Code Concentration ($):	1.07% 11434

First Pay Date:			Nov 01, 2003		Jan 01, 2004
Mature Date:			Nov 01, 2008		Dec 01, 2033

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Fixed Rate	1,476	222,232,969.52	84.17
3/27 Arms	158	22,157,075.00	8.39
2/28 Arms	122	19,642,983.69	7.44
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
25,000 - 50,000	164	6,598,673.26	2.50
50,001 - 100,000	500	37,267,120.90	14.11
100,001 - 150,000	405	50,433,287.88	19.10
150,001 - 200,000	261	45,725,835.68	17.32
200,001 - 250,000	154	34,448,570.00	13.05
250,001 - 300,000	126	34,625,570.00	13.11
300,001 - 350,000	71	22,979,050.00	8.70
350,001 - 400,000	42	15,675,047.49	5.94
400,001 - 450,000	12	5,104,200.00	1.93
450,001 - 500,000	12	5,819,923.00	2.20
500,001 - 550,000	1	540,000.00	0.20
550,001 - 600,000	5	2,914,500.00	1.10
600,001 - 650,000	2	1,245,000.00	0.47
650,001 - 656,250	1	656,250.00	0.25
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.490 - 5.500	11	2,130,000.00	0.81
5.501 - 6.000	76	16,573,623.68	6.28
6.001 - 6.500	83	15,938,011.00	6.04
6.501 - 7.000	158	33,385,575.00	12.64
7.001 - 7.500	143	26,699,850.67	10.11
7.501 - 8.000	233	37,892,087.00	14.35
8.001 - 8.500	134	20,820,908.70	7.89
8.501 - 9.000	282	38,347,524.26	14.52
9.001 - 9.500	187	24,055,323.50	9.11
9.501 - 10.000	225	25,864,345.90	9.80
10.001 - 10.500	91	10,065,571.50	3.81
10.501 - 11.000	78	6,956,692.00	2.63
11.001 - 11.500	26	2,152,867.00	0.82
11.501 - 12.000	22	2,587,473.00	0.98
12.001 - 12.500	5	458,425.00	0.17
12.501 - 12.840	2	104,750.00	0.04
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 90	11	696,900.00	0.26
91 - 150	80	6,015,179.00	2.28
151 - 210	277	32,217,804.00	12.20
211 - 270	90	9,174,313.15	3.47
271 - 330	77	10,850,993.76	4.11
331 - 360	1,221	205,077,838.30	77.67
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 60	1	30,000.00	0.01
61 - 120	60	4,306,914.00	1.63
121 - 180	298	33,711,869.00	12.77
181 - 240	88	8,801,463.15	3.33
241 - 300	72	9,905,388.76	3.75
301 - 360	1,237	207,277,393.30	78.50
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	1,756	264,033,028.21	100.00
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
7.81 - 10.00	1	25,000.00	0.01
10.01 - 15.00	2	75,500.00	0.03
15.01 - 20.00	4	405,000.00	0.15
20.01 - 25.00	14	1,012,001.00	0.38
25.01 - 30.00	11	923,500.00	0.35
30.01 - 35.00	11	1,259,000.00	0.48
35.01 - 40.00	23	3,392,801.68	1.28
40.01 - 45.00	32	4,360,450.00	1.65
45.01 - 50.00	46	6,300,746.00	2.39
50.01 - 55.00	55	7,728,279.00	2.93
55.01 - 60.00	94	12,657,744.68	4.79
60.01 - 65.00	110	16,529,642.00	6.26
65.01 - 70.00	173	25,301,671.00	9.58
70.01 - 75.00	215	33,564,794.76	12.71
75.01 - 80.00	352	54,139,650.99	20.50
80.01 - 85.00	231	36,379,848.45	13.78
85.01 - 90.00	238	36,889,994.65	13.97
90.01 - 95.00	74	12,031,284.00	4.56
95.01 - 100.00	70	11,056,120.00	4.19
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	2	189,800.00	0.07
451 - 500	26	2,727,650.00	1.03
501 - 550	207	27,287,407.99	10.33
551 - 600	428	58,401,459.93	22.12
601 - 650	499	73,067,123.35	27.67
651 - 700	361	59,075,278.26	22.37
701 - 750	164	29,370,262.68	11.12
751 - 800	63	12,428,446.00	4.71
801 - 809	6	1,485,600.00	0.56
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
0	421	52,433,344.96	19.86
12	414	92,867,094.18	35.17
18	1	174,750.00	0.07
24	80	12,654,314.99	4.79
30	16	2,685,448.00	1.02
36	824	103,218,076.08	39.09
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	1,658	258,113,661.80	97.76
Second Lien	98	5,919,366.41	2.24
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	1,610	240,674,261.21	91.15
Non-owner	146	23,358,767.00	8.85
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	1,336	186,983,642.83	70.82
Two-Four Family	216	49,515,426.68	18.75
Multi-Use	45	9,112,946.00	3.45
Condominium	63	7,114,653.70	2.69
Five-Eight Family	37	6,712,675.00	2.54
Manufactured Housing	59	4,593,684.00	1.74
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full	1,345	192,607,544.83	72.95
No Income Verification	226	42,279,310.70	16.01
Limited	113	18,748,494.68	7.10
Stated Income	72	10,397,678.00	3.94
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A	1,557	239,243,099.71	90.61
B	111	12,641,093.50	4.79
C	63	8,382,835.00	3.17
D	25	3,766,000.00	1.43
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	887	135,449,854.96	51.30
Debt Consolidation	495	70,944,573.75	26.87
Rate/Term Refinance	237	32,231,589.00	12.21
Purchase	137	25,407,010.50	9.62
Total	1,756	264,033,028.21	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Alabama	10	811,150.00	0.31
Arizona	31	3,551,723.15	1.35
Arkansas	4	242,700.00	0.09
California	28	3,932,892.68	1.49
Colorado	6	625,300.00	0.24
Connecticut	47	6,247,333.00	2.37
Delaware	18	1,868,936.00	0.71
Florida	95	10,451,355.00	3.96
Georgia	18	2,008,509.00	0.76
Illinois	123	15,532,546.50	5.88
Indiana	4	281,966.25	0.11
Kentucky	36	3,112,250.00	1.18
Louisiana	1	55,000.00	0.02
Maine	5	526,500.00	0.20
Maryland	58	7,849,446.00	2.97
Massachusetts	70	14,599,925.00	5.53
Michigan	54	5,587,540.00	2.12
Minnesota	23	4,223,215.00	1.60
Missouri	26	2,366,674.00	0.90
Nebraska	6	690,350.00	0.26
New Hampshire	18	2,268,600.00	0.86
New Jersey	88	16,227,159.70	6.15
New York	442	100,671,380.18	38.13
North Carolina	122	13,502,389.50	5.11
Ohio	72	6,660,712.00	2.52
Oregon	13	1,358,439.00	0.51
Pennsylvania	127	11,954,162.25	4.53
Rhode Island	18	2,700,775.00	1.02
South Carolina	26	2,900,315.00	1.10
Tennessee	35	3,347,475.00	1.27
Virginia	110	14,717,759.00	5.57
Washington	17	2,513,850.00	0.95
West Virginia	2	317,200.00	0.12
Wisconsin	3	327,500.00	0.12
Total	1,756	264,033,028.21	100.00

Initial Fixed Rate Mortgage Loans
Scheduled Principal Balances as of the Statistical Calculation Date

Total Current Balance:	$222,232,970
Number Of Loans:	1,476

			Minimum		Maximum
Average Current Balance:	$150,564.34		$25,000.00		$630,000.00

Weighted Average Gross Coupon:	8.080%		5.490%		12.840%

Weighted Average Combined LTV:	75.88%		7.81%		100.00%

Weighted Average FICO Score:	640		465		809

Weighted Average Original Term:	318	months	60	months	360	months
Weighted Average Remaining Term:	318	months	60	months	360	months
Weighted Average Seasoning:	0	months	0	months	0	months

Top Prepayment Concentrations:	83.38 % Prepayment Penalty, 16.62 % No Prepayment Penalty
Weighted Average Prepay Term:	24	months	0	months	36	months

Top State Concentrations ($):	44.55 % New York, 6.05 % Virginia, 5.81 % North Carolina
Maximum Zip Code Concentration ($):	1.27% 11434

First Pay Date:			Nov 01, 2003		Jan 01, 2004
Mature Date:			Nov 01, 2008		Dec 01, 2033

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
25,000 - 50,000	148	5,876,898.26	2.64
50,001 - 100,000	421	31,355,930.90	14.11
100,001 - 150,000	327	40,862,408.18	18.39
150,001 - 200,000	209	36,548,995.68	16.45
200,001 - 250,000	132	29,418,820.00	13.24
250,001 - 300,000	113	30,934,915.00	13.92
300,001 - 350,000	62	20,069,800.00	9.03
350,001 - 400,000	36	13,439,352.50	6.05
400,001 - 450,000	11	4,688,200.00	2.11
450,001 - 500,000	9	4,338,149.00	1.95
500,001 - 550,000	1	540,000.00	0.24
550,001 - 600,000	5	2,914,500.00	1.31
600,001 - 630,000	2	1,245,000.00	0.56
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.490 - 5.500	11	2,130,000.00	0.96
5.501 - 6.000	75	16,348,623.68	7.36
6.001 - 6.500	81	15,765,011.00	7.09
6.501 - 7.000	146	30,025,200.00	13.51
7.001 - 7.500	119	21,994,445.68	9.90
7.501 - 8.000	195	30,488,887.00	13.72
8.001 - 8.500	102	16,643,329.00	7.49
8.501 - 9.000	225	30,401,615.26	13.68
9.001 - 9.500	159	19,972,023.50	8.99
9.501 - 10.000	188	21,239,105.90	9.56
10.001 - 10.500	72	7,888,046.50	3.55
10.501 - 11.000	66	6,067,792.00	2.73
11.001 - 11.500	18	1,427,667.00	0.64
11.501 - 12.000	13	1,361,348.00	0.61
12.001 - 12.500	4	375,125.00	0.17
12.501 - 12.840	2	104,750.00	0.05
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 90	11	696,900.00	0.31
91 - 150	80	6,015,179.00	2.71
151 - 210	276	32,117,804.00	14.45
211 - 270	89	9,127,063.15	4.11
271 - 330	76	10,745,393.76	4.84
331 - 360	944	163,530,629.61	73.59
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 60	1	30,000.00	0.01
61 - 120	60	4,306,914.00	1.94
121 - 180	297	33,611,869.00	15.12
181 - 240	87	8,754,213.15	3.94
241 - 300	71	9,799,788.76	4.41
301 - 360	960	165,730,184.61	74.57
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	1,476	222,232,969.52	100.00
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
7.81 - 10.00	1	25,000.00	0.01
10.01 - 15.00	2	75,500.00	0.03
15.01 - 20.00	3	330,000.00	0.15
20.01 - 25.00	14	1,012,001.00	0.46
25.01 - 30.00	9	761,500.00	0.34
30.01 - 35.00	10	1,189,000.00	0.54
35.01 - 40.00	20	3,094,801.68	1.39
40.01 - 45.00	26	3,784,950.00	1.70
45.01 - 50.00	39	5,376,246.00	2.42
50.01 - 55.00	46	6,490,979.00	2.92
55.01 - 60.00	85	11,250,744.68	5.06
60.01 - 65.00	92	14,219,167.00	6.40
65.01 - 70.00	143	21,609,131.00	9.72
70.01 - 75.00	173	28,274,469.76	12.72
75.01 - 80.00	281	42,112,652.00	18.95
80.01 - 85.00	189	29,242,768.75	13.16
85.01 - 90.00	213	32,530,964.65	14.64
90.01 - 95.00	69	11,171,534.00	5.03
95.01 - 100.00	61	9,681,560.00	4.36
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
465 - 500	13	1,091,500.00	0.49
501 - 550	134	17,483,878.00	7.87
551 - 600	338	45,121,785.93	20.30
601 - 650	439	63,950,158.65	28.78
651 - 700	332	53,841,773.26	24.23
701 - 750	154	27,131,827.68	12.21
751 - 800	60	12,126,446.00	5.46
801 - 809	6	1,485,600.00	0.67
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
0	326	36,937,791.26	16.62
12	407	91,912,569.18	41.36
24	3	685,920.00	0.31
30	16	2,685,448.00	1.21
36	724	90,011,241.08	40.50
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	1,378	216,313,603.11	97.34
Second Lien	98	5,919,366.41	2.66
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	1,351	201,309,577.52	90.58
Non-owner	125	20,923,392.00	9.42
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	1,108	155,052,807.84	69.77
Two-Four Family	174	41,008,672.68	18.45
Multi-Use	45	9,112,946.00	4.10
Five-Eight Family	37	6,712,675.00	3.02
Condominium	53	5,752,184.00	2.59
Manufactured Housing	59	4,593,684.00	2.07
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full	1,154	165,914,789.84	74.66
No Income Verification	183	34,501,516.00	15.52
Limited	88	14,544,685.68	6.54
Stated Income	51	7,271,978.00	3.27
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A	1,356	206,976,811.02	93.14
B	72	8,127,748.50	3.66
C	37	5,301,110.00	2.39
D	11	1,827,300.00	0.82
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	746	116,176,250.27	52.28
Debt Consolidation	428	59,657,699.75	26.84
Rate/Term Refinance	207	27,670,539.00	12.45
Purchase	95	18,728,480.50	8.43
Total	1,476	222,232,969.52	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Alabama	5	353,850.00	0.16
Arizona	30	3,445,473.15	1.55
Arkansas	2	126,700.00	0.06
California	27	3,770,892.68	1.70
Colorado	6	625,300.00	0.28
Connecticut	39	5,207,173.00	2.34
Delaware	18	1,868,936.00	0.84
Florida	74	7,741,655.00	3.48
Georgia	10	941,959.00	0.42
Illinois	102	11,929,321.50	5.37
Indiana	2	139,566.25	0.06
Kentucky	34	2,951,050.00	1.33
Maine	4	426,500.00	0.19
Maryland	42	5,589,596.00	2.52
Massachusetts	30	6,253,125.00	2.81
Michigan	37	4,130,970.00	1.86
Minnesota	7	993,680.00	0.45
Missouri	26	2,366,674.00	1.06
Nebraska	6	690,350.00	0.31
New Hampshire	10	1,231,100.00	0.55
New Jersey	58	10,178,650.00	4.58
New York	436	99,002,686.18	44.55
North Carolina	117	12,922,039.50	5.81
Ohio	55	5,104,082.00	2.30
Oregon	13	1,358,439.00	0.61
Pennsylvania	102	9,262,352.26	4.17
Rhode Island	11	1,746,250.00	0.79
South Carolina	23	2,583,565.00	1.16
Tennessee	35	3,347,475.00	1.51
Virginia	98	13,435,409.00	6.05
Washington	15	2,280,750.00	1.03
Wisconsin	2	227,400.00	0.10
Total	1,476	222,232,969.52	100.00

Initial Adjustable Rate Mortgage Loans
Scheduled Principal Balances as of the Statistical Calculation Date

Total Current Balance:	$41,800,059
Number Of Loans:	280

			Minimum		Maximum
Average Current Balance:	$149,285.92		$40,000.00		$656,250.00

Weighted Average Gross Coupon:	8.618%		5.540%		12.465%

Weighted Average Combined LTV:	76.56%		17.65%		100.00%

Weighted Average FICO Score:	593		0		794

Weighted Average Original Term:	359	months	180	months	360	months
Weighted Average Remaining Term:	359	months	180	months	360	months
Weighted Average Seasoning:	0	months	0	months	0	months

Top Prepayment Concentrations:	62.93 % Prepayment Penalty, 37.07 % No Prepayment Penalty
Weighted Average Prepay Term:	30	months	0	months	36	months

Top State Concentrations ($):	19.97 % Massachusetts, 14.47 % New Jersey, 8.62 % Illinois
Maximum Zip Code Concentration ($):	1.57% 08033

First Pay Date:			Nov 01, 2003	Jan 01, 2004
Mature Date:			Nov 01, 2018	Dec 01, 2033

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3/27 Arms	158	22,157,075.00	53.01
2/28 Arms	122	19,642,983.69	46.99
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
40,000 - 50,000	16	721,775.00	1.73
50,001 - 100,000	79	5,911,190.00	14.14
100,001 - 150,000	78	9,570,879.70	22.90
150,001 - 200,000	52	9,176,840.00	21.95
200,001 - 250,000	22	5,029,750.00	12.03
250,001 - 300,000	13	3,690,655.00	8.83
300,001 - 350,000	9	2,909,250.00	6.96
350,001 - 400,000	6	2,235,694.99	5.35
400,001 - 450,000	1	416,000.00	1.00
450,001 - 500,000	3	1,481,774.00	3.54
650,001 - 656,250	1	656,250.00	1.57
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.540 - 6.000	1	225,000.00	0.54
6.001 - 6.500	2	173,000.00	0.41
6.501 - 7.000	12	3,360,375.00	8.04
7.001 - 7.500	24	4,705,404.99	11.26
7.501 - 8.000	38	7,403,200.00	17.71
8.001 - 8.500	32	4,177,579.70	9.99
8.501 - 9.000	57	7,945,909.00	19.01
9.001 - 9.500	28	4,083,300.00	9.77
9.501 - 10.000	37	4,625,240.00	11.07
10.001 - 10.500	19	2,177,525.00	5.21
10.501 - 11.000	12	888,900.00	2.13
11.001 - 11.500	8	725,200.00	1.73
11.501 - 12.000	9	1,226,125.00	2.93
12.001 - 12.465	1	83,300.00	0.20
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180 - 210	1	100,000.00	0.24
211 - 270	1	47,250.00	0.11
271 - 330	1	105,600.00	0.25
331 - 360	277	41,547,208.69	99.40
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180 - 180	1	100,000.00	0.24
181 - 240	1	47,250.00	0.11
241 - 300	1	105,600.00	0.25
301 - 360	277	41,547,208.69	99.40
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMB LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
17.65 - 20.00	1	75,000.00	0.18
25.01 - 30.00	2	162,000.00	0.39
30.01 - 35.00	1	70,000.00	0.17
35.01 - 40.00	3	298,000.00	0.71
40.01 - 45.00	6	575,500.00	1.38
45.01 - 50.00	7	924,500.00	2.21
50.01 - 55.00	9	1,237,300.00	2.96
55.01 - 60.00	9	1,407,000.00	3.37
60.01 - 65.00	18	2,310,475.00	5.53
65.01 - 70.00	30	3,692,540.00	8.83
70.01 - 75.00	42	5,290,325.00	12.66
75.01 - 80.00	71	12,026,998.99	28.77
80.01 - 85.00	42	7,137,079.70	17.07
85.01 - 90.00	25	4,359,030.00	10.43
90.01 - 95.00	5	859,750.00	2.06
95.01 - 100.00	9	1,374,560.00	3.29
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DEBT RATIO (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6.16 - 10.00	2	260,530.00	0.62
10.01 - 15.00	2	117,400.00	0.28
15.01 - 20.00	10	1,263,655.00	3.02
20.01 - 25.00	22	3,020,000.00	7.22
25.01 - 30.00	23	2,385,750.00	5.71
30.01 - 35.00	23	3,446,550.00	8.25
35.01 - 40.00	43	6,447,584.69	15.42
40.01 - 45.00	54	9,071,480.00	21.70
45.01 - 50.00	52	7,785,885.00	18.63
50.01 - 55.00	46	7,689,774.00	18.40
55.01 - 55.29	3	311,450.00	0.75
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	2	189,800.00	0.45
451 - 500	13	1,636,150.00	3.91
501 - 550	73	9,803,529.99	23.45
551 - 600	90	13,279,674.00	31.77
601 - 650	60	9,116,964.70	21.81
651 - 700	29	5,233,505.00	12.52
701 - 750	10	2,238,435.00	5.36
751 - 794	3	302,000.00	0.72
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM (Months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	95	15,495,553.70	37.07
12	7	954,525.00	2.28
18	1	174,750.00	0.42
24	77	11,968,394.99	28.63
36	100	13,206,835.00	31.60
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	280	41,800,058.69	100.00
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	259	39,364,683.69	94.17
Non-owner	21	2,435,375.00	5.83
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	228	31,930,834.99	76.39
Two-Four Family	42	8,506,754.00	20.35
Condominium	10	1,362,469.70	3.26
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full	191	26,692,754.99	63.86
No Income Verification	43	7,777,794.70	18.61
Limited	25	4,203,809.00	10.06
Stated Income	21	3,125,700.00	7.48
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	201	32,266,288.69	77.19
B	39	4,513,345.00	10.80
C	26	3,081,725.00	7.37
D	14	1,938,700.00	4.64
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	141	19,273,604.69	46.11
Debt Consolidation	67	11,286,874.00	27.00
Purchase	42	6,678,530.00	15.98
Rate/Term Refinance	30	4,561,050.00	10.91
Total	280	41,800,058.69	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alabama	5	457,300.00	1.09
Arizona	1	106,250.00	0.25
Arkansas	2	116,000.00	0.28
California	1	162,000.00	0.39
Connecticut	8	1,040,160.00	2.49
Florida	21	2,709,700.00	6.48
Georgia	8	1,066,550.00	2.55
Illinois	21	3,603,225.00	8.62
Indiana	2	142,400.00	0.34
Kentucky	2	161,200.00	0.39
Louisiana	1	55,000.00	0.13
Maine	1	100,000.00	0.24
Maryland	16	2,259,850.00	5.41
Massachusetts	40	8,346,800.00	19.97
Michigan	17	1,456,570.00	3.48
Minnesota	16	3,229,535.00	7.73
New Hampshire	8	1,037,500.00	2.48
New Jersey	30	6,048,509.70	14.47
New York	6	1,668,694.00	3.99
North Carolina	5	580,350.00	1.39
Ohio	17	1,556,630.00	3.72
Pennsylvania	25	2,691,809.99	6.44
Rhode Island	7	954,525.00	2.28
South Carolina	3	316,750.00	0.76
Virginia	12	1,282,350.00	3.07
Washington	2	233,100.00	0.56
West Virginia	2	317,200.00	0.76
Wisconsin	1	100,100.00	0.24
Total	280	41,800,058.69	100.00